Leader Short-Term Bond Fund

Supplement to the Prospectus and Statement of Additional Information

dated November 1, 2006

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Leader Short-Term Bond Fund (the “Fund”) is providing notice to shareholders that, effective January 29, 2007 (the “Effective Date”), the Fund will change a non-fundamental investment policy as follows:

Old Policy:

Under normal circumstances, the Fund will invest at least 80% of its assets in short-term debt securities.

New Policy:

Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities.

On the effective date, the following replaces the first three sentences of the second paragraph under “Principal Strategies” on page 1 of the Prospectus:

Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities. This policy may not be changed without at least 60 days advance notice to shareholders in writing. The Fund’s average effective maturity will normally be three years or less. Debt securities in which the Fund may invest include domestic and foreign (including foreign government) bonds, notes, corporate debt, government securities, municipal securities, money market funds and auction rate securities (“ARS”). The Fund may invest in debt securities that have a fixed, variable or floating rate of interest.

Supplement dated November 27, 2006